Exhibit 10.3

RESTRICTED STOCK GRANT AGREEMENT

THIS RESTRICTED STOCK AGREEMENT (this “Agreement’) is made as of the 2nd day of May 2022 by and between Susan Villare (the “Employee”) and Marimed Inc., a Delaware corporation (the “Corporation”).

WHEREAS, the Compensation Committee of the Board of Directors of the Corporation (the “Committee”) (or a designated successor to such committee) at its meeting or by consent on April 14, 2022 authorized and directed the Corporation to make an award of shares of its common stock, par value $.001 per share (the “Common Stock”) to the Employee under the Corporation’s Amended and Restated 2018 Stock Award and Incentive Plan (the “Plan”) on the date of commencement of her employment with the Corporation. Capitalized terms used herein and not defined herein shall have the meaning ascribed thereto in the Plan.

NOW THEREFORE, in consideration of the foregoing and the mutual undertakings herein contained, the parties agree as follows:

1. Grant of Stock. In accordance with the terms, conditions and restrictions contained in this Agreement, the Corporation hereby grants to the Employee Three Hundred Fifty Thousand (350,000) shares of Common Stock (the “Restricted Shares”).

2. Adjustments in Restricted Shares. In the event of any change in the outstanding Common Stock by reason of a stock dividend or distribution, recapitalization, merger, consolidation, split-up, combination, exchange of shares or the like, corresponding equitable adjustments in the Restricted Shares shall automatically be made. Any new, additional or different securities to which the Employee shall be entitled in respect of Restricted Shares by reason of such adjustment shall be deemed to be Restricted Shares and shall be subject to the same terms, conditions, and restrictions as the Restricted Shares so adjusted.

3. Restrictions. During applicable periods of restriction determined in accordance with Section 5 of this Agreement, the Restricted Shares and all rights with respect to such shares, may not be sold, assigned, transferred, exchanged, pledged, hypothecated or otherwise encumbered or disposed of and shall be subject to the risk of forfeiture contained in Section 5 of this Agreement (such limitations on transferability and risk of forfeiture being herein referred to as “Restrictions”), but the Employee shall have all other rights of a stockholder, including, but not limited to, the right to vote and receive dividends on the Restricted Shares.

4. Forfeiture of Restricted Shares. In the event that the Employee’s employment with the Corporation or any of its subsidiaries terminates for any reason other than his or her death, retirement or permanent disability, such event shall constitute an “Event of Forfeiture” and all unvested Restricted Shares shall thereupon be forfeited by the Employee to the Corporation without payment of any consideration by the Corporation, and neither the Employee nor any successor, heir, assign or personal representative of the Employee shall have any right, title or interest in or to such Restricted Shares.

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5. Lapse of Restrictions. (a) Except as provided in subsection (b) below, the Restrictions on the Restricted Shares granted in accordance with Section 1 of this Agreement, shall lapse ratably in accordance with the following schedule:

Date	Number of Shares on Which Restrictions Lapse
November 2, 2022	175,000
May 2, 2023	175,000

(b) In the event that an Employee’s employment with the Corporation or its subsidiaries, as may be applicable, terminates as a result of his or her death, retirement or permanent disability, the Restrictions shall lapse on the Restricted Shares (if not already lapsed pursuant to subsection 5(a) above) on the later of (i) the date of such event, or (ii) the first anniversary of the date of this Agreement.

Upon lapse of the Restrictions in accordance with this Section, the Corporation shall, as soon as practicable thereafter, deliver to the Employee an unrestricted book-entry receipt for the Restricted Shares with respect to which such Restrictions have lapsed.

6. Withholding Requirements. The Corporation shall have the right to withhold from sums due to the Employee (or to require the Employee to remit to the Corporation) an amount sufficient to satisfy any Federal, state or local withholding tax requirements with respect to the Restricted Shares prior to delivering any book-entry receipt evidencing any such shares.

7. Legends.

(a) Employee acknowledges and agrees that the book-entry receipt evidencing the Restricted Shares shall bear the following legends:

THESE SHARES MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED OR ASSIGNED EXCEPT IN COMPLIANCE WITH THE REQUIREMENTS OF RULE 144 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

THE TRANSFERABILITY OF THESE SHARES ARE SUBJECT TO THE RESTRICTIONS, TERMS AND CONDITIONS (INCLUDING FORFEITURE PROVISIONS AND RESTRICTIONS AGAINST TRANSFER) CONTAINED IN THE ISSUER’S AMENDED AND RESTATED 2018 STOCK AWARD AND INCENTIVE PLAN AND AN AGREEMENT ENTERED INTO BETWEEN THE REGISTERED OWNER OF THESE SHARES AND THE ISSUER. A COPY OF THE SUCH PLAN AND AGREEMENT IS ON FILE WITH THE SECRETARY OF THE ISSUER.

8. Stock Power. To facilitate compliance with the transactions described herein, until the Restrictions have lapsed on the Restricted Shares pursuant to Section 5 of this Agreement, the Corporation will hold a stock power for the Restricted Shares in the form annexed hereto, duly endorsed by the Employee, in blank, and notarized (the “Stock Power”). A form of the Stock Power is attached as Exhibit A hereto. Simultaneously with the delivery of this Agreement, the Employee shall deliver a fully completed Stock Power to the Corporation.

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9. Effect of Employment. Nothing contained in this Agreement shall confer upon the Employee the right to continue in the employment of the Corporation or affect any right which the Corporation may have to terminate the employment of the Employee.

10. Amendment. This Agreement may not be amended except with the consent of the Committee or Board and by a written instrument duly executed by the Employee and the Corporation.

11. Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their heirs, personal representatives, successors and assigns. Employee acknowledges receipt of a copy of the Plan, represents that he or she if familiar with the terms and provisions thereof and accepts the award of the Restricted Shares hereunder subject to all of the terms and conditions thereof and of this Agreement. Employee hereby agrees to accept as binding, conclusive and final all decisions and interpretations of the Committee or Board upon any questions arising under the Plan or this Agreement.

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IN WITNESS WHEREOF, the Corporation and the Employee have each executed and delivered this Agreement as of the date first above written.

MARIMED INC.

By:
Jon R. Levine
Chief Financial Officer

EMPLOYEE:

Susan Villare

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EXHIBIT A

IRREVOCABLE STOCK POWER

FOR VALUE RECEIVED, the undersigned, SUSAN VILLARE, does hereby sell, assign, and transfer to:

MARIMED INC.

(EIN: 27-4672745)

______________________shares of common stock, par value $.001 per share, of MARIMED INC. represented by book entries, standing in the name of the undersigned on the books of said company.

The undersigned does hereby irrevocably constitute and appoint OLDE MONMOUTH STOCK TRANSFER CO., INC., as attorney to transfer the said stock(s), as the case may be, on the books of said company, with full power of substitution in the premises.

Dated: ________________

SUSAN VILLARE

Signature of Current Holder or Legal Representatives

Signature of Joint Owner(s)

IMPORTANT: The signature(s) to this Stock Power must correspond exactly with the name(s) as shown upon the face of the stock certificate(s) or a statement for book-entry shares, without alteration or enlargement or any change whatever. This Stock Power must be signed by all current registered holders, or a legally authorized representative with indication of his or her capacity next to the signature.

Sworn to before me on

the __ day of May__, 2022

Notary Public

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